As filed with the SEC on May 29, 2007.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-02273

TRANSAMERICA INCOME SHARES, INC.
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

Dennis P. Gallagher, Esq., P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2006 - March 31, 2007

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

TRANSAMERICA INCOME SHARES, INC.

Annual Report

March 31, 2007

Transamerica Income Shares, Inc.

MARKET ENVIRONMENT

Against a backdrop of rising commodities prices and a robust economy, the Federal Reserve Board ("Fed") began the reporting period in inflation-fighting mode, raising the federal funds rate twice by June to 5.25%. Initially, yields across the board rose. However, by June weakness in the housing market generated concerns that the economy would slow, triggering a move to lower yields. With the bond market increasingly convinced that there would be no further Fed rate increases for the rest of the year, investors favored riskier investments, bidding up prices for corporate bonds, especially lower-rated and higher-Beta bonds.

By February, the Fed had signaled a shift to a neutral bias. Yields fell for all securities, and the yield curve ended the twelve-month period lower overall and somewhat steeper than it began, contributing to a twelve-month total return of 6.38% for the Lehman Brothers U.S. Government/Credit Index ("LB Gov't/Credit"). Spurred by investors' appetite for risk in the latter half of the period, high-yield bonds fared even better, with the lowest-rated bonds returning in excess of 10% for the period.

PERFORMANCE

For the year ended March 31, 2007, Transamerica Income Shares, Inc. returned 6.32%.

STRATEGY REVIEW

For much of the year, the portfolio was positioned for an end to Fed rate increases, with a longer duration than the LB Gov't/Credit. This positioning undermined performance initially, as interest rates and bond yields rose, but worked in the portfolio's favor during the second-half rallies. For the full period, our interest rate positioning contributed modestly to results.

The portfolio's results also were due to an overweighting in investment-grade corporate bonds and a significant exposure to the outperforming high-yield bond sector (i.e., approximately 25% to 30% of assets throughout the period).

In the investment-grade corporate sector, we initially emphasized bonds of energy, basic materials and industrial corporations that were able to increase prices due to robust demand in a strong global economy, as well as shorter-maturity corporate bonds for their relatively lower volatility. Later, with the U.S. economy slowing and more companies becoming targets of risky private equity buyouts, we assumed a more defensive posture. Trimming industrial, basic materials and other cyclical holdings, we added investments in large, high-quality companies (mostly banks and financial companies) that are less susceptible to takeover.

Transamerica Income Shares, Inc.

The consistent exposure to high-yield securities also helped to curb this buyout risk while adding significantly to current income. Within the sector, we emphasized B-rated securities in many cases, from companies that had already been bought and are now engaged in paying down the debt (e.g., premium retailer The Neiman Marcus Group, Inc.). We also made a much smaller but strategic investment in CCC-rated bonds. We believed that, given the resilience of the economy and corporate profits, and the ready availability of capital, defaults among these lower-grade bonds would not increase.

With aggregate personal income growing, unemployment at low levels, and overseas economies strong (which should sustain demand for U.S. exports), we believe the U.S. economy will continue to expand at a moderate pace. Combined with inflation that is hovering at the high end of the Fed's comfort zone, that should give the Fed little reason to reduce interest rates quickly. With that in mind, we will maintain the portfolio's overweightings in corporate and high-yield bonds.

Heidi Y. Hu, CFA

Peter O. Lopez

Brian W. Westhoff, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.4%)
Freddie Mac, Series 2631, Class CE 4.25%, due 10/15/2026	$2,000	$1,960
Total U.S. Government Agency Obligations (cost: $1,960)		1,960
MORTGAGE-BACKED SECURITIES (1.2%)
Crown Castle Towers LLC, Series 2006-1A, Class C - 144A 5.47%, due 11/15/2036	1,700	1,704
Total Mortgage-Backed Securities (cost: $1,700)		1,704
CORPORATE DEBT SECURITIES (94.4%)
Aerospace (3.0%)
Boeing Co. (The) 8.75%, due 08/15/2021	2,000	2,628
Embraer Overseas, Ltd., Guaranteed Note-144A 6.38%, due 01/24/2017	1,525	1,548
Agriculture (1.1%)
Michael Foods, Inc. 8.00%, due 11/15/2013	1,500	1,522
Air Transportation (0.8%)
FedEx Corp. 9.65%, due 06/15/2012	1,000	1,190
Amusement & Recreation Services (0.7%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	1,000	984
Automotive (0.3%)
General Motors Corp. 7.13%, due 07/15/2013†	500	467

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
Automotive Service Stations (0.7%)
Petro Stopping Centers, LP / Petro Financial Corp. 9.00%, due 02/15/2012	$1,000	$1,030
Beverages (1.5%)
Brown-Forman Corp. 5.20%, due 04/01/2012	1,400	1,395
FBG Finance, Ltd. - 144A 5.88%, due 06/15/2035	800	734
Business Credit Institutions (2.4%)
Pemex Finance, Ltd. 9.03%, due 02/15/2011	3,120	3,344
Business Services (1.1%)
Cardtronics, Inc., Senior Subordinated Note 9.25%, due 08/15/2013	800	840
FTI Consulting, Inc., Senior Note 7.75%, due 10/01/2016	300	315
iPayment, Inc., Senior Subordinated Note 9.75%, due 05/15/2014	350	359
Chemicals & Allied Products (3.2%)
ICI Wilmington, Inc. 4.38%, due 12/01/2008	3,400	3,350
Ineos Group Holdings PLC - 144A 8.50%, due 02/15/2016	500	479
Mosaic Global Holdings, Inc., Senior Note-144A 7.63%, due 12/01/2016†	400	422
Reichhold Industries, Inc., Senior Note-144A 9.00%, due 08/15/2014	300	307

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
Commercial Banks (7.9%)
ACE Cash Express, Inc., Senior Note - 144A 10.25%, due 10/01/2014	$250	$257
Barclays Bank PLC 6.28%, due 12/15/2031(a)(b)	1,500	1,444
HBOS PLC - 144A 5.92%, due 10/01/2015†(a)(b)	1,400	1,372
HSBC Capital Funding LP - 144A 10.18%, due 06/30/2030(a)(b)	1,500	2,182
HSBK Europe BV - 144A 7.75%, due 05/13/2013	500	524
ICICI Bank, Ltd., Subordinated Note - 144A 6.38%, due 04/30/2022(b)	920	912
Shinsei Finance Cayman, Ltd. - 144A 6.42%, due 07/20/2016(a)(b)	1,000	1,010
Wachovia Capital Trust III 5.80%, due 03/15/2011(a)(b)	1,396	1,413
ZFS Finance USA Trust I - 144A 6.45%, due 12/15/2035(b)	2,000	2,000
Communication (6.7%)
Echostar DBS Corp., Senior Note 7.13%, due 02/01/2016	775	800
Intelsat Subsidiary Holding Co., Ltd. 8.25%, due 01/15/2013	800	834
Kabel Deutschland GmbH 10.63%, due 07/01/2014	1,000	1,115
News America Holdings 9.25%, due 02/01/2013	2,985	3,541
Viacom, Inc., Senior Note 6.25%, due 04/30/2016	3,100	3,143

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
Department Stores (1.0%)
Neiman-Marcus Group, Inc. 9.00%, due 10/15/2015	$1,275	$1,396
Electric Services (6.0%)
AES Gener SA 7.50%, due 03/25/2014†	1,500	1,595
Dominion Resources, Inc. 5.69%, due 05/15/2008	1,900	1,904
PPL Capital Funding, Guaranteed Note 6.70%, due 03/30/2067(b)	2,050	2,015
PSEG Funding Trust 5.38%, due 11/16/2007	3,000	2,997
Electronic Components & Accessories (0.2%)
NXP BV, Senior Note - 144A 7.88%, due 10/15/2014	275	284
Food & Kindred Products (1.2%)
ConAgra Foods, Inc, - 144A 5.82%, due 06/15/2017	1,140	1,148
ConAgra Foods, Inc. 9.75%, due 03/01/2021	235	305
Nutro Products, Inc. - 144A 10.75%, due 04/15/2014	290	313
Food Stores (0.9%)
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012†	1,200	1,236

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
Gas Production & Distribution (3.1%)
Kinder Morgan Energy Partners, LP 7.75%, due 03/15/2032	$1,500	$1,696
MarkWest Energy Partners, LP / MarkWest Energy Finance Corp., Senior Note 8.50%, due 07/15/2016	700	730
Northwest Pipeline 9.00%, due 08/01/2022	175	180
Southern Union Co., Senior Note 6.15%, due 08/16/2008	1,800	1,813
Holding & Other Investment Offices (5.1%)
Ameriprise Financial, Inc. 7.52%, due 06/01/2066(b)	2,000	2,159
Healthcare Realty Trust, Inc. REIT, Senior Note 8.13%, due 05/01/2011	1,350	1,471
Hospitality Properties Trust REIT 6.30%, due 06/15/2016	1,968	2,041
Rouse Co., LP/TRC Co-Issuer, Inc. REIT, Senior Note - 144A 6.75%, due 05/01/2013	800	815
Susser Holdings LLC, Senior Note 10.63%, due 12/15/2013	704	768

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
Hotels & Other Lodging Places (4.4%)
Host Marriott, LP REIT 7.13%, due 11/01/2013	$1,500	$1,534
Las Vegas Sands Corp. 6.38%, due 02/15/2015	800	764
Park Place Entertainment Corp. 7.00%, due 04/15/2013	1,500	1,594
Starwood Hotels & Resorts Worldwide, Inc. 7.88%, due 05/01/2012	1,500	1,612
Wyndham Worldwide Corp. - 144A 6.00%, due 12/01/2016	675	675
Industrial Machinery & Equipment (1.1%)
Cummins Engine Co., Inc. 5.65%, due 03/01/2098	2,000	1,523
Insurance (3.6%)
Metlife, Inc. 6.40%, due 12/15/2036*	2,230	2,177
Oil Insurance, Ltd. - 144A 7.56%, due 06/30/2011(a)(b)	1,500	1,579
Reinsurance Group of America 6.75%, due 12/15/2065(b)	1,400	1,391
Lumber & Other Building Materials (0.9%)
CRH America, Inc. 5.30%, due 10/15/2013	770	754
Masonite Corp., Senior Subordinated Note - 144A 11.00%, due 04/06/2015†	550	511

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
Metal Mining (2.4%)
Barrick Gold Finance, Inc. 7.50%, due 05/01/2007	$2,000	$2,003
Freeport-McMoRan Copper & Gold, Inc., Senior Note 8.38%, due 04/01/2017	125	135
Vale Overseas, Ltd., Guaranteed Note 6.25%, due 01/23/2017	1,175	1,197
Mortgage Bankers & Brokers (3.6%)
Galaxy Entertainment Finance Co., Ltd., Senior Note - 144A 9.88%, due 12/15/2012	500	546
Glencore Funding LLC - 144A 6.00%, due 04/15/2014	1,500	1,487
ILFC E-Capital Trust II - 144A 6.25%, due 12/21/2065(b)	2,000	2,047
Innophos Investments Holdings, Inc. 13.37%, due 02/15/2015	180	188
MUFG Capital Finance 1, Ltd. 6.35%, due 07/25/2016(a)(b)	750	766
Motion Pictures (2.9%)
Time Warner, Inc. 9.13%, due 01/15/2013	3,500	4,102

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
Oil & Gas Extraction (3.6%)
Chesapeake Energy Corp. 6.88%, due 01/15/2016	$1,500	$1,519
Gazprom International SA - 144A 7.20%, due 02/01/2020	572	601
OPTI Canada, Inc., Senior Note - 144A 8.25%, due 12/15/2014	1,000	1,040
PetroHawk Energy Corp., Senior Note 9.13%, due 07/15/2013	1,000	1,065
Sabine Pass LNG, LP, Senior Secured Note - 144A 7.50%, due 11/30/2016	850	856
Paper & Allied Products (1.6%)
Celulosa Arauco y Constitucion SA 8.63%, due 08/15/2010	2,000	2,196
Paperboard Containers & Boxes (0.5%)
Graham Packaging Co., Inc. 9.88%, due 10/15/2014†	650	663
Personal Credit Institutions (2.2%)
Erac USA Finance Company - 144A 6.80%, due 02/15/2008	2,100	2,116
General Motors Acceptance Corp. 5.13%, due 05/09/2008	600	593
GMAC LLC, Senior Note 6.00%, due 12/15/2011	435	422
Petroleum Refining (2.2%)
Enterprise Products Operating, LP 8.38%, due 08/01/2066(b)	1,400	1,532
Valero Energy Corp. 6.88%, due 04/15/2012	1,500	1,597

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
Primary Metal Industries (0.9%)
Metals USA Holdings Corp., Senior Note - 144A 11.37%, due 01/15/2012*	$290	$284
PNA Group, Inc., Senior Note - 144A 10.75%, due 09/01/2016	375	403
Texas Industries, Inc. 7.25%, due 07/15/2013	500	515
Printing & Publishing (0.5%)
RH Donnelley Corp., Senior Note 8.88%, due 01/15/2016	500	531
Valassis Communications, Inc., Senior Note - 144A 8.25%, due 03/01/2015†	250	246
Radio & Television Broadcasting (1.4%)
Chancellor Media Corp. 8.00%, due 11/01/2008	1,415	1,466
Umbrella Acquisition - 144A 9.75%, due 03/15/2015†	500	498
Railroads (1.1%)
BNSF Funding Trust I, Guaranteed Note 6.61%, due 12/15/2055(b)	1,710	1,590
Real Estate (1.1%)
Colonial Realty, LP 7.00%, due 07/14/2007	1,500	1,506
Restaurants (1.1%)
Aramark Corp., Senior Note - 144A 8.50%, due 02/01/2015	1,000	1,040
Sbarro, Inc., Senior Note - 144A 10.38%, due 02/01/2015	500	520

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
Retail Trade (0.3%)
Michaels Stores, Inc., Senior Subordinated Note - 144A 11.38%, due 11/01/2016†	$375	$404
Rubber & Misc. Plastic Products (0.4%)
Titan International, Inc., Senior Note - 144A 8.00%, due 01/15/2012	600	617
Savings Institutions (0.7%)
Sovereign Capital Trust VI, Guaranteed Note 7.91%, due 06/13/2036	875	974
Security & Commodity Brokers (4.0%)
E*Trade Financial Corp. 8.00%, due 06/15/2011	1,500	1,579
JP Morgan Chase Capital XVIII 6.95%, due 08/17/2036*	2,000	2,084
Lazard Group, Senior Note 7.13%, due 05/15/2015	1,250	1,318
Western Union Co. (The) 5.93%, due 10/01/2016	685	686
Stone, Clay & Glass Products (1.0%)
Lafarge SA 7.13%, due 07/15/2036	1,300	1,400
Telecommunications (2.0%)
At&t Wireless Services, Inc. 8.13%, due 05/01/2012	1,400	1,576
Verizon Global Funding Corp. 7.75%, due 12/01/2030	1,100	1,275
Transportation & Public Utilities (0.9%)
Hertz Corp., Senior Subordinated Note 10.50%, due 01/01/2016	1,125	1,283
Water Transportation (1.6%)
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	2,000	2,190

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
Wholesale Trade Nondurable Goods (1.5%)
Alliance One International, Inc., Senior Note - 144A 8.50%, due 05/15/2012	$1,000	$1,008
Supervalu, Inc., Senior Note 7.50%, due 11/15/2014	1,000	1,043
Total Corporate Debt Securities (cost: $130,125)		133,148
	Shares	Value
PREFERRED STOCKS (1.3%)
Holding & Other Investment Offices (0.6%)
Tanger Factory Outlet Centers REIT	33,334	$860
Telecommunications (0.7%)
Centaur Funding Corp. - 144A	852	998
Total Preferred Stocks (cost: $1,671)		1,858
	Principal	Value
SECURITY LENDING COLLATERAL (5.5%)
Debt (5.5%)
Euro Dollar Overnight (2.7%)
Svenska Handlesbanken 5.38%, due 04/02/2007	$3,731	$3,731
Repurchase Agreements (2.8%)††
Morgan Stanley Dean Witter & Co. 5.49%, dated 03/30/2007 to be repurchased at $4,002 on 04/02/2007	4,000	4,000
Total Security Lending Collateral (cost: $7,731)		7,731
Total Investment Securities (cost: $143,187)#		$146,401

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2007

(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At March 31, 2007, all or a portion of this security is on loan (See Note 1). The value at March 31, 2007, of all securities on loan is $7,534.

(a)  The security has a perpetual maturity. The date shown is the next call date.

(b)  Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of March 31, 2007.

*  Floating or variable rate note. Rate is listed as of March 31, 2007.

††  Cash collateral for the Repurchase Agreements, valued at $4,145, that serve as collateral for securities lending, are invested in corporate bonds with interest rates and maturity dates ranging from 3.00%-8.63% and 03/15/2008-12/01/2096, respectively.

#  Aggregate cost for federal income tax purposes is $144,263. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,882 and $744, respectively. Net unrealized appreciation for tax purposes is $2,138.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities aggregated $33,487 or 23.7% of the net assets of the Fund.

REIT  Real Estate Investment Trust

Guaranteed Note  These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities.

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS
(unaudited)

Bond Credit Quality (Moody's Ratings)

Credit Rating Description

  Aaa  Prime grade obligations. Exceptional financial security and ability to meet senior financial obligations.

  Aa3  High grade obligations. Strong capacity to pay interest and repay principal.

  A1  Upper medium grade obligations. Superior ability for repayments of senior short-term debt obligations.

  A2  Upper medium grade obligations. Strong ability for repayments of senior short-term debt obligations.

  A3  Upper medium grade obligations. Acceptable ability for repayments of senior short-term debt obligations.

  B1  Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

  B2  More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

  B3  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Ba1  Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

  Ba2  Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

  Ba3  More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

  Baa1  Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

  Baa2  Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

  Baa3  Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

  Caa1  Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Transamerica Income Shares, Inc.

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at October 1, 2006 and held for the entire period until March 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Transamerica Income Shares, Inc.	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Actual	$1,000.00	$1,060.50	0.78%	$4.01
Hypothetical(b)	1,000.00	1,021.04	0.78	3.93

(a)  Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (182 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

Transamerica Income Shares, Inc.

STATEMENT OF ASSETS AND LIABILITIES

At March 31, 2007

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $143,187) (including securities loaned of $7,534)	$146,401
Cash	1,030
Receivables:
Investment securities sold	4,303
Interest	2,533
154,267
Liabilities:
Investment securities purchased	4,675
Accounts payable and accrued liabilities:
Management and advisory fees	60
Transfer agent fees	2
Administration fees	3
Dividends to shareholders	695
Payable for collateral for securities on loan	7,731
Other	77
13,243
Net Assets applicable to 6,319 capital shares outstanding, $1.00 par value (authorized 20,000 shares)	$141,024
Net Asset Value Per Share	$22.32
Net Assets Consist of:
Paid-in capital	$141,184
Undistributed (accumulated) net investment income (loss)	(1,764)
Undistributed (accumulated) net realized gain (loss) from investment securities	(1,610)
Net unrealized appreciation (depreciation) on investment securities	3,214
Net Assets	$141,024

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

STATEMENT OF OPERATIONS

For the year ended March 31, 2007

(all amounts in thousands)

Investment Income:
Interest	$9,150
Dividends	147
Income from loaned securities — net	20
9,317
Expenses:
Management and advisory fees	697
Transfer agent fees	54
Printing and shareholder reports	46
Custody fees	22
Administration fees	28
Legal fees	84
Audit fees	41
Director fees	70
Other	32
Total Expenses	1,074
Net Investment Income (Loss)	8,243
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	(476)
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	2,702
Net Realized and Unrealized Gain (Loss) on Investment Securities	2,226
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,469

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended March 31,

(all amounts in thousands)

	2007	2006
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$8,243	$7,159
Net realized gain (loss) from investment securities	(476)	384
Change in unrealized appreciation (depreciation) on investment securities	2,702	(4,791)
	10,469	2,752
Distributions to Shareholders:
From net investment income	(8,720)	(8,248)
From net realized gains	—	(591)
Return of capital	—	(1,018)
	(8,720)	(9,857)
Net increase (decrease) in net assets	1,749	(7,105)
Net Assets:
Beginning of year	139,275	146,380
End of year	$141,024	$139,275
Undistributed (accumulated) net investment income (loss)	$(1,764)	$(1,787)

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Year ended March 31,
	2007	2006	2005	2004	2003
Net Asset Value
Beginning of year	$22.04	$23.17	$24.34	$22.97	$23.18
Investment Operations
Net investment income(b)	1.30	1.13	1.24	1.42	1.62
Net realized and unrealized gain (loss) on Investments	0.36	(0.70)	(0.85)	1.61	0.06
Total from investment operations	1.66	0.43	0.39	3.03	1.68
Distributions to Shareholders
Net investment income	(1.38)	(1.30)	(1.56)	(1.66)	(1.80)
Net realized gains on investments	—	(0.10)	—	—	(0.09)
Return of Capital	—	(0.16)	—	—	—
Total distributions	(1.38)	(1.56)	(1.56)	(1.66)	(1.89)
Net Asset Value
End of year	$22.32	$22.04	$23.17	$24.34	$22.97

Market Value per Share
End of year	$21.11	$21.23	$21.74	$24.62	$24.12

Total Return(a)	6.32%	4.87%	(5.43)%	9.40%	1.27%
Ratio and Supplemental Data
Expenses to average net assets:	0.77%	0.84%	0.72%	0.69%	0.73%
Net investment income	5.91%	4.95%	5.24%	5.97%	7.25%
Portfolio turnover rate	68%	95%	59%	90%	76%
Net assets end of the year (in thousands)	$141,024	$139,275	$146,380	$153,816	$145,149

The number of shares outstanding at the end of each period was 6,318,771.

(a)  Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.

(b)  The net investment income per share data was determined by using average shares outstanding throughout the year.

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS

At March 31, 2007

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Income Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Securities Valuations: Fund investments traded on an exchange are valued at the last sale price or closing price on the day of valuation on the exchange where the security is principally traded.

Certain debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; how

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2007

(all amounts in thousands)

ever, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Oversight Committee, using guidelines adopted by the Board of Directors.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at March 31, 2007 was paying an interest rate of 3.64%.

Repurchase Agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities Lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short-term, interest-bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2007

(all amounts in thousands)

of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $9, earned by IBT for its services.

Securities Transactions and Investment Income:  Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend Distributions: Dividend distributions are declared monthly. Capital gains distributions are declared annually. Distributions are generally paid in the month following the ex-date, on or about the fifteenth calendar day. See "Automatic Reinvestment Plan" on page 39 for opportunity to reinvest distributions in shares of the Fund's common stock.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Fund's administrator. Mellon Investor Services, LLC ("Mellon") is the Fund's transfer agent. TFAI and TFS are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and directors of the Fund are also officers and/or directors of TFAI and TFS.

Transamerica Investment Management, LLC ("TIM") is both an affiliate of the Fund and a sub-adviser to the Fund.

As of March 31, 2007, an investor owned 7.6% of the outstanding shares of the Fund.

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2007

(all amounts in thousands)

Investment Advisory Fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.50% of ANA

TFAI currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated limit:

1.50% of the first $30 million of ANA

1.00% of ANA over $30 million

There were no fees waived during the year ended March 31, 2007.

Administrative Services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

NOTE 3.  SECURITY TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended March 31, 2007, were as follows:

Purchases of securities:
Long-Term	$86,734
U.S. Government	11,202
Proceeds from maturities and sales of securities:
Long-Term	82,635
U.S. Government	10,392

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2007

(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, bond premium amortization and dividends payable.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book\tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Paid in capital	$2
Undistributed (accumulated) net investment income (loss)	$500
Undistributed (accumulated) net realized gains (loss)	$(502)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2007

(all amounts in thousands)

as ordinary income for tax purposes. The tax character of distributions paid during 2006 and 2007 was as follows:

2006 Distributions paid from:
Ordinary income	$8,248
Long-term capital gains	$591
Return of capital	$1,018
2007 Distributions paid from:
Ordinary income	$8,720
Long-term capital gains	$—
Return of capital	$—

The following capital loss carryforwards are available to offset future realized gains through the periods listed:

Capital Loss Carryforwards	Available through
$49	March 31, 2014
$1,561	March 31, 2015

The tax basis components of distributable earnings as of March 31, 2007, are as follows:

Undistributed ordinary income	$7
Accumulated long-term capital loss	$—
Capital loss carryforward	$(1,610)
Post-October capital loss deferral	$—
Dividends Payable	$(695)
Net unrealized appreciation (depreciation)	$2,138

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2007

(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2007

(all amounts in thousands)

NOTE 6.  RECENTLY ISSUED ACCOUNTING
PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the Fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exhange Commission, is expected to be on September 28, 2007.

In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2007

(all amounts in thousands)

beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and the significance of its impact, if any, on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of Transamerica Income Shares, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc.(the "Fund") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
May 18, 2007

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For corporate shareholders, 0.72% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The Fund designates a maximum amount of $62,501 as qualified dividend income, which is 0.72% of what was distributed.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2006. Complete information was computed and reported in conjunction with year 2006 Form 1099-DIV.

INVESTMENT ADVISORY AGREEMENTS – REVIEW AND RENEWAL

At an in-person meeting of the Board of Directors of the Fund held on November 7, 2006, at which a majority of the Directors were in attendance, including a majority of the Directors who are not interested persons of the Fund ("Independent Directors"), the Board considered and reviewed the Management and Investment Advisory Agreement between TFAI and the Fund, which includes investment sub-advisory arrangements between TFAI and TIM, to determine whether the agreement should be renewed for a one-year period. Following its review and consideration, the Board determined that the Management and Investment Advisory Agreement will enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Board, including the Independent Directors, unanimously approved the renewal of the Management and Investment Advisory Agreement of the Fund. In reaching this decision, the Board requested, and TFAI and TIM provided, information that it believed to be reasonably necessary to evaluate the agreement. In addition, the Board carefully considered the information that it received throughout the year from TFAI and TIM (such as in person presentations by TIM) as part of its regular oversight of the Fund, as well as comparative performance, fee and expense information prepared by Lipper, Inc. ("Lipper"), an independent provider of mutual fund performance, fee and expense information, and profitability data prepared by management. In considering the proposed continuation of the Management and Investment Advisory Agreement, the Board evaluated a number of considerations that the Board believed, in light of the legal advice provided by counsel and independent legal counsel and their own business judgment, to be relevant. The Board based its decisions on the following considerations, among others, although it did not identify any consideration or particular information that was controlling of its decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and TIM to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and TIM are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past, TFAI's and TIM's management capabilities demonstrated with respect to the funds they manage (including the Fund), the experience, capability and integrity of TFAI's and TIM's senior management, the financial resources of TFAI and TIM, TFAI's management oversight process, the professional qualifications and experience of TIM's portfolio management team and investment process, and the Fund's investment performance. The Board also concluded that TFAI and TIM proposed to provide investment and related services that were of the same quality and quantity as services provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company industry, and investor needs, and that TFAI's and TIM's obligations will remain substantially the same. The Board also considered the nature and quality of other services provided by TFAI to the Fund, such as compliance and legal services, and determined that such services were necessary for the Fund's operations and performed in a competent, professional manner.

The investment performance of the Fund. The Board examined both the short-term and longer-term performance of the Fund, including relative performance against a group of comparable investment companies as prepared by Lipper, for various trailing periods ended June 30, 2006. The Board considered that, although the Fund had, relative to peer funds, below average performance when measured by market price returns, which are driven by supply and demand in the market for the Fund and largely outside of the control of TFAI or TIM, the Fund had demonstrated strong net asset value-based returns, which are driven by the investment performance of the Fund's underlying securities, and are traditionally a more appropriate benchmark for evaluating the Fund's performance. In that regard, the Board noted that the Fund's net asset value-based returns exceeded the return of the Lehman Government/Credit Bond Index for the one-, three- and five-year trailing periods. On the basis of the Board's assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and TIM, the Board concluded that TFAI and TIM are capable of generating a level of investment performance that is appropriate in light of the Fund's investment objectives, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and TIM's performance records indicate that their continued management is likely to benefit the Fund and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed the profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services to the Fund. The Directors carefully considered revenues earned and expenses incurred by TFAI in managing the Fund. The Board reviewed data from Lipper that compared the Fund's management fees (including management fees at various asset levels), other fees and expenses and portfolio turnover rates against peer groups of comparable investment companies. In particular, on the basis of the Lipper Report, the Board determined that the advisory fees and overall expense ratio of the Fund were somewhat higher than median or average advisory fees and expense ratios of comparable closed-end investment companies and considered the reasons for this. The Board noted that the Fund's relative expense ratio and the relatively low profitability of the Fund can be attributed in significant part to the small level of assets in the Fund. On the basis of the Board's review of the fees to be charged by TFAI and TIM for investment advisory and related services, TFAI's profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Fund, TIM's margin, as well as the entirety of TFAI's and its affiliates' service relationships with the Fund, the Board determined that the level of management fees and overall expense ratios of the Fund, as well as TFAI's and TIM's profitability, are appropriate in light of the service provided, the management fees and overall expense ratios of comparable investment companies, the anticipated low level of profitability of the relationship between the Fund, TFAI, TIM, and their affiliates, and the small level of assets in the Fund.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. While the Fund's investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors concluded that the Fund's investment advisory fees are appropriate in light of the relatively small size of the Fund, and appropriately reflect the current economic environment for TFAI, the current profitability levels of TFAI and TIM, and the competitive nature of the investment company market. The Board determined that the Fund has not achieved meaningful economies of scale, which therefore cannot be reflected in the investment advisory fees. Because the Fund, as a closed-end fund, does not currently contemplate offering new securities, the Board concluded that there is no immediate opportunity for the Fund to realize economies of scale and increase its assets through new issuances, and hence no reason at the present time to reflect advisory fee breakpoints premised on significant asset growth. However, the Board noted that it will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale by virtue of asset growth due to investment performance, as well as the appropriateness of advisory fees payable to TFAI and TIM in the future.

Benefits (such as soft dollars) to TFAI or TIM from their relationship with the Fund. The Board concluded that benefits derived by TFAI and TIM from their relationships with the Fund are reasonable and fair, and are consistent with industry practice and the best interests of the Fund and its shareholders. The Board further noted that neither TFAI nor TIM realize "soft dollar" benefits from their relationships with the Fund.

Other considerations: In approving the renewal of the Management and Investment Advisory Agreement, the Board determined that TFAI has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the program in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of TIM. The Board also determined that TFAI has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial commitment on its part.

AUTOMATIC REINVESTMENT PLAN

Holders of 50 (not in thousands) shares or more of the Fund's common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Fund through participation in the Automatic Reinvestment Plan (the "Plan"). Under the Plan, Mellon, as Transfer Agent, automatically invests dividends and other distributions in shares of the Fund's common stock by making purchases in the open market. Plan participants may also deposit cash in amounts (not in thousands) between $25 and $2,500 with Mellon for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant's account credited with, full and fractional shares.

The price at which Mellon is deemed to have acquired shares for a participant's account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

Another feature of the Plan is the "Optional Cash Only" feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares (not in thousands) or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions (not in thousands) between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the "Optional Cash Only" feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

Mellon charges a service fee (not in thousands) of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact Mellon:

Mellon Investor Services LLC
Shareholder Investment Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
(800) 454-9575

This page has been intentionally left blank.

The Directors and Officers of the Fund are listed below together with their respective positions with the Fund and a brief statement of their principal occupations during the past five years:

Name, Address and Date of Birth ("DOB")	Position(s) Held with Fund	Term of Office and Length of Time Served*		Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships
Peter R. Brown 8323 40th Place North St. Petersburg, FL 33709 (DOB: 5/10/28)	Chairman, Director	2002-	present	Chairman & Trustee, Transamerica IDEX Mutual Funds (TA IDEX) and AEGON/Transamerica Series Trust (ATST) (1986-present); Director, Transamerica Index Funds, Inc. (TIF) (2002-2004); Chairman of the Board, Peter Brown Construction Company (1963- 2000); Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps	91	N/A

Daniel Calabria 7068 S. Shore Drive S. South Pasadena, FL 33707 (DOB: 3/5/36)	Director	2002-	present	Trustee, TA IDEX (1996-present); ATST (2001-present); Member of Investment Committee, Ronald McDonald House Charities of Tampa Bay, Inc. (1997-present); Trustee, The Hough Group of Funds (1993-2004); prior to 1996, served in senior executive capacities for several mutual fund management companies for more than 30 years	91	N/A

Janice B. Case 205 Palm Island NW Clearwater, FL 33767 (DOB: 9/27/52)	Director	2002-	present	Trustee, TA IDEX (2002-present); ATST (2001-present); Senior Vice President, Florida Power Corporation (1996-2000); Director, Cadence Network, Inc. (1997-2004); Trustee, Morton Plant Mease Healthcare (1999-2005); Director Arts Center & Theatre (2001-present)	91	Director, Central Vermont Public Service Corp (2001-present); Director, Western Electricity Coordinating Council (2002-present)

Charles C. Harris 2 Seaside Lane, #304 Belleair, FL 33756 (DOB: 7/15/30)	Director	2002-	present	Trustee, TA IDEX (1994-present); ATST (1986-present)	91	N/A

Name, Address and Date of Birth ("DOB")	Position(s) Held with Fund	Term of Office and Length of Time Served*		Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships
Leo J. Hill 7922 Bayou Club Blvd. Largo, FL 33777 (DOB: 3/27/56)	Director	2002-	present	Trustee, TA IDEX (2002-present); ATST (2001-present); Owner & President, Prestige Automotive Group (2001-2005); President, L. J. Hill & Company (1999-Present); Market President, Nations Bank of Sun Coast Florida (1998-1999); President & CEO, Barnett Banks of Treasure Coast Florida (1994-1998); EVP & Sr. Credit Officer, Barnett Banks of Jacksonville, Florida (1991-1994); Sr. Vice President & Sr. Loan Administration Officer, Wachovia Bank of Georgia (1976-1991)	91	N/A

Russell A. Kimball, Jr. 1160 Gulf Blvd. Clearwater Beach, FL 33767 (DOB: 8/17/44)	Director	2002-	present	Trustee, TA IDEX (2002-present); ATST (1986-present); General Manager, Sheraton Sand Key Resort (1975-present)	91	N/A

Norm R. Nielsen 9687 Cypress Hammock, #201 Bonita Springs, FL 34135 (DOB 5/11/39)	Director	2006-	present	Trustee, TA IDEX (2006-present); ATST (2006-present); President, Kirkwood Community College (1985-2005); Director, Iowa Health Systems (1994-2003); Director, Iowa City Area Development (1996-2004)	91	Iowa Student Loan Liquidity Corporation (1998-present); Buena Vista University Board of Trustees (2004-present); U.S. Bank (1988-present)

William W. Short, Jr. 7882 Lantana Creek Road Largo, FL 33777 (DOB: 2/25/36)	Director	2002-	present	Trustee, TA IDEX (1986-present); ATST (2000-present); Retired CEO and Chairman of the Board, Shorts, Inc.	91	N/A

John W. Waechter 5913 Bayview Circle Gulfport, FL 33707 (DOB: 2/25/52)	Director	2004-	present	Trustee, TA IDEX (2005-present); ATST (2004-present); Executive Vice President, Chief Financial Officer, Chief Compliance Officer, William R. Hough & Co. (1979-2004); Treasurer, The Hough Group of Funds (1993-2004)	91	N/A

Name, Address and Date of Birth ("DOB")	Position(s) Held with Fund	Term of Office and Length of Time Served*		Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships
John K. Carter ** (DOB: 4/24/61)	Director, President & Chief Executive Officer	2006-	present	Trustee (September 2006-present), President & CEO (July 2006-present), Sr. Vice President (1999-June 2006), Chief Compliance Officer, General Counsel & Secretary (1999-August 2006), TA IDEX; Trustee (September 2006-present), President & CEO (July 2006-present), Sr. Vice President (1999-June 2006), Chief Compliance Officer, General Counsel & Secretary (1999-August 2006), ATST; Sr. Vice President (2002-June 2006), General Counsel, Secretary & Chief Compliance Officer (2002-August 2006), TIS; President, CEO (July 2006-present), Sr. Vice President (1999-June 2006), Director (2000-present), General Counsel, & Secretary (2000-August 2006), Chief Compliance Officer, (2004-August 2006), TFAI; President, CEO (July 2006-present), Sr. Vice President (1999-June 2006), Director (2001-present), General Counsel, & Secretary (2001-August 2006), TFS; Vice President, AFSG Securities Corporation (AFSG) (2001-present); CEO (July 2006-present), Vice President, Secretary & Chief Compliance Officer (2003-August 2006), Transamerica Investors, Inc. (TII); Sr. Vice President, General Counsel & Secretary, TIF (2002-2004); Vice President, Transamerica Investment Services, Inc. (TISI) (2003-2005) & Transamerica Investment Management, LLC (TIM) (2001-2005)	91	N/A

  *  Each Director shall hold office until 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Director is terminated in accordance with the Fund's bylaws.

  **  May be deemed an "interested person" of the Fund as defined in the 1940 Act, due to employment with an affiliate of TFAI.

Officers:

Name, Address* and Age	Position	Term of Office and Length of Time Served**		Principal Occupation(s) During Past 5 Years
Dennis P. Gallagher (DOB: 12/19/70)	Sr. Vice President, General Counsel & Secretary	2006-	present	Sr. Vice President, General Counsel & Secretary, TA IDEX & ATST (September 2006-present); Vice President & Secretary, TII (September 2006-present); Director, Sr. Vice President, General Counsel & Secretary, TFAI & TFS (September 2006-present); Director, Deutsche Asset Management (1998-2006)

Joseph Carusone*** (DOB: 9/8/65)	Interim Principal Financial Officer	2007-	present	President, Diversified Investors Securities Corp. (January 2007-present); Vice President, Diversified Investment Advisors (1999-present); Principal Financial Officer & Treasurer, Diversified Investors Funds Group (2001-present); Trustee, Transamerica Financial Life Insurance Company (2004-present)

Name, Address* and Age	Position	Term of Office and Length of Time Served**		Principal Occupation(s) During Past 5 Years
T. Gregory Reymann, II (DOB:5/13/58)	Sr. Vice President & Chief Compliance Officer	2006-	present	Chief Compliance Officer & Sr. Vice President, TA IDEX, TFAI & ATST (September 2006-present); Chief Compliance Officer (September 2006-present) & Vice President (2005-present), TII; Vice President & Senior Counsel, TFS (2005-2006); Vice President & Counsel, ATST, TA IDEX, TFAI, TIS (2004-2006), TFS (2004-2005) & TIF (2004); Attorney, Gould, Cooksey, et. al. (2002-2004)

  *  The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of the Fund, except the Chief Compliance Officer, receives any compensation from the Fund.

  **  Elected and serves at the pleasure of the Board of Directors of the Fund.

  ***  The business address of Mr. Carusone is 4 Manhattanville Road, Purchase, NY 10577.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Fund's proxy voting policies and procedures is available upon request by calling 1-888-233-4339 (toll free) or can be located on the Securities and Exchange Commission (SEC) website at (www.sec.gov).

In addition, the Fund is required to file Form N-PX, with the complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX is available, without charge, from the Fund by calling 1-888-233-4339, and can also be located on the SEC's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

On August 7, 2006, the Fund submitted a CEO annual certification to the NYSE on which the Fund's chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund's report to the SEC on Form N-CSR contains certifications by the Fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

Investment Adviser

Transamerica Fund Advisors, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716-1202

Sub-Adviser

Transamerica Investment Management, LLC
11111 Santa Monica Boulevard, Suite 820
Los Angeles, CA 90025

Transfer Agent

Mellon Investor Services LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
1-800-454-9575

For hearing and speech impaired (TDD)
1-800-231-5469

www.mellon-investor.com

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116
1-617-937-6700

Listed

New York Stock Exchange
Symbol: TAI
NASDAQ Symbol: XTAIX

Transamerica Income Shares, Inc. is a closed-end management investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)                                    Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that John Waechter is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Mr. Waechter is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Waechter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s Audit Committee or Board of Directors in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s Audit Committee or Board of Directors.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 3/31
(in thousands)		2006	2007

(a)	Audit Fees	34	36
(b)	Audit-related Fees	0	0
(c)	Tax Fees	1	2
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence

		Yes	Yes

* (e) (1)                  The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrant.

The following individuals comprise the standing Audit Committee: John W. Waechter, Chairperson; Peter R. Brown; Daniel Calabria; Janice B. Case; and Leo J. Hill.

Item 6: Schedule of Investments.

The Schedules of Investments of the Registrant are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

TRANSAMERICA INCOME SHARES, INC. (THE “FUND”)

PROXY VOTING POLICIES AND PROCEDURES

I.                                         Statement of Principle

The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ stockholders and have accordingly adopted these procedures.

II.                                     Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the “Adviser”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio.  The Board of Trustees/Directors of each Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Fund.  These policies and procedures are attached hereto.

III.                                 Proxy Voting/Marketing Committee

The Board of Trustees/Directors of each Fund has appointed a committee of the Board (the “Proxy Voting/Marketing Committee”) for the purpose of providing the Fund’s consent to vote in matters where the Adviser or Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.  The Proxy Voting/Marketing Committee also may review the Adviser’s and each Sub-Adviser’s Proxy Voting Policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV.                                Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser.  Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the Funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the Legal department for inclusion in applicable SEC filings.

V.                                    Securities on Loan

The Boards of Trustees/Directors of the Funds have authorized the Adviser, in conjunction with Investors Bank and Trust Company (“IBT”), to lend portfolio securities on behalf of the Funds.  Securities on loan generally are voted by the borrower of such securities.  Should a Sub-Adviser to the Fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact IBT and terminate the loan.

TRANSAMERICA FUND ADVISORS, INC. (“TFAI”)

PROXY VOTING POLICIES AND PROCEDURES (“TFAI Proxy Policy”)

I.                                         Purpose

The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TFAI’s fiduciary and other duties to its clients.  The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

II.                                     TFAI’s Advisory Activities

TFAI acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc. and AEGON/Transamerica Series Trust (collectively, the “Funds”).  For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”).  TFAI serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III.                                 Summary of the TFAI Proxy Policy

TFAI delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below).  TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval.  In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV.                                Delegation of Proxy Voting Authority to Sub-Advisers

TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser.  Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

V.                                    Administration, Review and Submission to Board of Sub-Adviser Proxy Policies

A.                                   Appointment of Proxy Administrator

TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).

B.                                     Initial Review

1.                                       The Proxy Administrator will collect from each Sub-Adviser:

a.                                       its Sub-Adviser Proxy Policy;

b.                                      a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

c.                                       a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

2.                                       The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board.  In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face.  As a consequence, Sub-Adviser Proxy Policies are likely to differ widely.  Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

a.                                       whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

b.                                      whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

c.                                       whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

3.                                       The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

4.                                       TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

5.                                       TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C.                                     Subsequent Review

TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy.  TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund.  No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.)

D.                                    Record of Proxy Votes Exercised by Sub-Adviser

The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds.   The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund.  If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI.                                TFAI Exercise of Proxy Voting Authority

A.                                   Use of Independent Third Party

If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

B.                                     Conflict with View of Independent Third Party

If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI’s proposed vote.

C.                                     Asset Allocation Portfolios

For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a “fund of funds”, TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s).  If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI’s proposed vote in accordance with the provisions of Section VI.B.

VII.                            Conflicts of Interest Between TFAI or Its Affiliates and the Funds

The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII.                        Recordkeeping

A.                                   Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

1.                                       the TFAI Proxy Voting Policy; and

2.                                       records of Fund client requests for TFAI proxy voting information.

B.                                     Records for TFAI Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

1.                                       proxy statements received regarding matters it has voted on behalf of Fund clients;

2.                                       records of votes cast by TFAI; and

3.                                       copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C.                                     Records Pertaining to Sub-Adviser Proxy Policies

The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

1.                                       each Sub-Adviser Proxy Policy; and

2.                                       the materials delineated in Article V above.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

D.                                    Time Periods for Record Retention

All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

IX.                                Provision of TFAI Proxy Policy to Fund Clients

The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

Item 8:  Portfolio Managers of Closed-End Management Investment Companies

(a) (1) Biography of Portfolio Managers

As of the date of this filing, Heidi Y. Hu, Peter O. Lopez and Brian W. Westhoff are Co-Portfolio Managers of the Registrant.  Ms. Hu is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”).  She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines.  Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company.  Mr. Lopez is Principal and Portfolio Manager at TIM.  He manages sub-advised funds and institutional accounts in the fixed-income discipline.  Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC.  Mr. Lopez also previously served as Senior Fixed-Income Analyst for Transamerica Investment Services, Inc. from 1997-2000.  Mr. Westhoff is Senior Securities Analyst at TIM.  Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina.

(a) (2) Other Accounts Managed by Portfolio Managers

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table.  None of these accounts have an advisory fee based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
		(millions)		(millions)		(millions)
Heidi Y. Hu	9	$1,084.9	—	—	25	$2,373.0
Peter O. Lopez	2	$208.5	—	—	3	$116.0
Brian W. Westhoff	2	$208.5	—	—	1	$7.8

Potential Conflicts of Interest

There are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Managers.  TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Committee.  TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

(a) (3) Compensation for the Fiscal Year Completed March 31, 2007

Transamerica Investment Management, LLC (“TIM”) portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest.  The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures above the median as compared to our industry peers.  For purposes of determining the level of incentive compensation potential, track records are based on full years of portfolio management for TIM. Therefore, for example, should an eligible participant hold a one-and-a-half-year track record, the eligible incentive compensation would be based on the manager’s one-year relative ranking.

WEIGHTED COMPONENTS:

There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further described below:

•                  80% Objective — portfolio performance-based calculation; based upon relative rankings of track record and return formula criteria as further described. A portion of the objective component is necessarily subjective taking such items as co/multi- management responsibilities; portfolio performance upon assignment; length of time managing portfolio, customized client benchmarks, etc., into account in determining the portfolio manager’s relative ranking.  The Management Committee, at its discretion, determines the criteria to be used for evaluating how the rankings are determined for each portfolio manager under this objective component.

•                  20% Subjective — based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions as updated on an annual basis, for example, general research contribution, behavioral competencies (e.g., team contributions; decision making capabilities; work ethic) quality of investment ideas, managerial duties outside of core responsibility, as determined by senior management.

Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest.  Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features.  The interests effectively vest over a determined time period so as to provide a retention incentive.  This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.

The method used to determine the compensation for a portfolio manager is the same for all accounts managed by that portfolio manager.

MAXIMUM BONUS POTENTIALS (80% + 20%):

Track Record	Target Bonus
<3	Up to 75% base comp.
3-4	Up to 100% base comp.
5-9	Up to 150% base comp.
10-14	Up to 200% base comp
15 and beyond	Up to 300% base comp.

RETURN FORMULAS AND RELATIVE RANKINGS (80% of target bonus):

Rankings (Based on 80% objective track record component only):

Top Decile	=	100% of available component
Top Quartile	=	The difference between 100% and the actual % ranking
Second Quartile	=	The difference between 100% and the actual % ranking
Third Quartile	=	The difference between 100% and the actual % ranking
Fourth Quartile	=	0% of available component

Example: Should the ranking equal 24% (top quartile), then the formula would be 100%-24% =

76% of available component

Return Formulas:

The following return formulas represent the calculations used to determine the amount available for the objective component of the bonus a portfolio manager is eligible to earn based upon his/her track record.  Some track records are weighted more heavily than others as noted below:

The 20% subjective component must be subtracted from the total amount eligible below given the maximum potential opportunity stated includes the 20% subjective component:

•                  1 year rank will be calculated on the one year total returns as follows:

3/3 (100%) of 75% opportunity = the one year relative rank versus peer universe and appropriate benchmark

(e.g. composites).

•                  2 year rank will be calculated on the one year and two year total returns as follows:

1/3 (33.33%) of 75% = the one year relative rank versus peer universe and appropriate benchmark

(e.g. composites).

2/3 (66.67%) of 75% = the two year relative rank versus peer universe and appropriate benchmark.

•                  3 year rank will be calculated based on the one and three year total returns as follows:

1/3 (33.33%) of 100% = the one year relative rank versus peer universe and appropriate benchmark (e.g. composites).

2/3 (66.67%) of 100% = the three year relative rank versus peer universe and appropriate benchmark.

As set forth in the schedule of maximum bonus potential above, once an employee has a full five year track record then his/her bonus opportunity will increase at each full five-year increment as follows:

•                  Five year = additional 50% of base added to target pool and directly related to 5-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 150% of base

•                  Ten year = additional 50% of base added to target pool and directly related to 10- year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 200% of base

•                  Fifteen year = additional 100% of base added to target pool and directly related to 15-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 300% of base

(a) (4) Ownership of Securities

Aggregate Dollar Range of Securities in the Fund.

The following table indicates the dollar range of the Fund beneficially owned by the Fund’s Portfolio Managers as of March 31, 2007.

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Heidi Y. Hu	X
Peter O. Lopez		X
Brian W. Westhoff	X

(b) There were no changes in Portfolio Managers of the Fund during the reporting period.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders

The Registrant’s Governance/Nominating Committee’s provisions with respect to nominations of Directors to its Board are as follows:

The Governance/Nominating Committee may consider nominations for shareholders of the Fund.  Shareholders may submit for the Governance/Nominating Committee’s consideration, recommendations regarding potential nominees for service on the Board.  Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.  Recommendations should be submitted to the Committee in care of the Fund’s Secretary and must be received by December 31, 2007.  In order for the Governance/Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee:

•                  the nominee must satisfy all qualifications provided in the Fund’s organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity;

•                  the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;

•                  neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group;

•                  neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

•                  the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group;

•                  the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and

•                  a shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Governance/Nominating Committee.

In addition, in order for the Governance/Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s (or a portfolio thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

In assessing the qualifications of a potential candidate for membership on the Board, the Governance/Nominating Committee may consider the candidate’s potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.  The Governance/Nominating Committee has oversight responsibilities and monitors certain issues, including the adviser’s and sub-advisers’ codes of ethics, shareholder communications and shareholder complaint resolution and disaster recovery policies, in consultation with the CCO and independent directors’ counsel, that affect the duties of independent members of the Board.

Item 11: Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonable likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1)          Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

(2)          Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)          Not applicable

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.  The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSAMERICA INCOME SHARES, INC.
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date:	May 29, 2007

By:	/s/ Joseph P. Carusone
Joseph P. Carusone
Interim Principal Financial Officer
Date:	May 29, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Chief Executive and Principal Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Chief Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Chief Executive Officer and
Principal Financial Officer